EXHIBIT 10.5

INTERPORE CROSS INTERNATIONAL

NON-QUALIFIED STOCK OPTION AGREEMENT

THIS AGREEMENT is made by and between Interpore International, Inc., a Delaware corporation (the “Company”), and the consultant of the Company or Subsidiary of the Company whose name and signature appears on the Signature Page hereof (the “Optionee”) as of the date thereon:

WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Common Stock; and

WHEREAS, the Committee appointed to administer the Company’s stock option plans has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Non-Qualified Stock Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.1 Board

“Board” shall mean the Board of Directors of the Company.

Section 1.2 Committee

“Committee” shall mean the Stock Option and Compensation Committee of the Board.

Section 1.3 Company

“Company” shall mean Interpore International, Inc., a Delaware corporation, or any successor corporation.

Section 1.4 Exchange Act

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.5 Option

“Option” shall mean the non-qualified option to purchase Common Stock of the Company granted under this Agreement.

Section 1.6 Rule 16b-3

“Rule 16b-3” shall mean that certain Rule I 6b-3 under the Exchange Act, as such Rule may be amended from time to time.

Section 1.7 Secretary

“Secretary” shall mean the Secretary of the Company.

Section 1.8 Securities Act

“Securities Act” shall mean the Securities Act of 1933, as amended.

Section 1.9 Subsidiary

“Subsidiary” shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

Section 1.10 Termination of Consultancy

“Termination of Consultancy” shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement; but excluding a termination where there is a simultaneous commencement of engagement of the Optionee as a consultant to or employment with the Company or any Subsidiary. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of this Agreement, except as set forth in a separate written agreement between the Company (or a Subsidiary) and the Optionee, the Company (or such Subsidiary) has an absolute and unrestricted right to terminate a consultant’s service at any time for any reason whatsoever.

ARTICLE II.

GRANT OF OPTION

Section 2.1 Grant of Option

For good and valuable consideration, on the date set forth on the Signature Page hereof, the Company irrevocably grants to the Optionee the option to purchase any part or all of the aggregate number of shares of its Common Stock (the “Option Shares”) set forth on the Signature Page hereof, all upon the terms and conditions set forth in this Agreement.

Section 2.2 Purchase Price

The purchase price of the shares of Common Stock covered by the Option shall be the amount per share set forth on the Signature Page hereof and shall be without commission or other charge.

Section 2.3 Consideration to Company

In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary as a consultant to the Company for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement shall confer upon the Optionee any right to continue as a consultant of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, except to the extent set forth in a separate written agreement between the Company (or a Subsidiary) and the Optionee, to discharge the Optionee at any time for any reason whatsoever, with or without cause. The Company and the Optionee acknowledge that the services provided to the Company by the Optionee are bonafide services and not in connection with the offer or sale of securities in any capital-raising transaction.

Section 2.4 Adjustments in Option

(a) In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination of shares, the Committee may, in its sole discretion, make an adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee’s proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include any necessary corresponding adjustment in the Option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices). Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

ARTICLE III.

PERIOD OF EXERCISABILITY

Section 3.1 Commencement and Duration of Exercisability

(a) The Option shall become exercisable as set forth under the caption “Commencement of Exercisability” on the Signature Page hereto.

(b) No portion of the Option which is unexercisable at Termination of Consultancy shall thereafter become exercisable.

(c) The installments provided for in Section 3.1(a) are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1(a) shall remain exercisable until it becomes unexercisable under Section 3.2.

Section 3.2 Expiration of Option

The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The Expiration Date set forth on the Signature Page hereto; or

(b) The expiration of three (3) months from the date of the Optionee’s Termination of Consultancy; or

(c) Except to the extent of Committee or Board action as authorized by Section 3.3 or otherwise, the effective date of either the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, or the acquisition by another corporation or person of all or substantially all of the Company’s assets or eighty percent (80%) or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least fifteen (15) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation or dissolution, the Committee shall give the Optionee notice of such termination.

Section 3.3 Acceleration of Exercisability

In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company’s assets or eighty percent (80%) or more of the Company’s then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event, that as of some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1; provided, however, that this acceleration of exercisability shall not take place if:

(a) Option becomes unexercisable under Section 3.2 prior to said effective date; or

(b) In connection with such event, provision is made, with the consent of the Committee, for an assumption of this Option or a substitution therefor of a new option by a successor corporation or a parent or subsidiary of such corporation.

The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.

None of the foregoing discretionary terms of this Section shall be permitted to the extent that such discretion would be inconsistent with the requirements of Rule 16b-3.

ARTICLE IV.

EXERCISE OF OPTION

Section 4.1 Person Eligible to Exercise

Only the Optionee (or transferee permitted by Section 5.2) may exercise the Option or any portion thereof.

Section 4.2 Partial Exercise

Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.2; provided, however, that each partial exercise shall be for not less than one hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

Section 4.3 Manner of Exercise

The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.2:

(a) A written notice complying with the applicable rules established by. the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion; and

(b) Full cash payment to the Secretary of the Company for the shares with respect to which such Option or portion is exercised; and

(c) A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for its own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein; and

(d) Full payment to the Company (or Subsidiary) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

(e) In the event the Option or portion shall be exercised pursuant to Section 5.2 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 4.4 Conditions to Issuance of Stock Certificates

The shares of stock deliverable upon the exercise of the Option, or any portion thereof; may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or Subsidiary) is required to withhold upon exercise of the Option; and

(e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.5 Rights as Stockholder

The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

ARTICLE V.

OTHER PROVISIONS

Section 5.1 Administration

The Committee shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Agreement except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 5.2 Option Not Transferable

Without the Consent of the Committee:

(a) neither the Option nor any interest or right therein or part thereof shall be sold, pledged, assigned, or transferred in any manner unless and until such Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed; and

(b) neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

Section 5.3 Confidentiality; Risk of Forfeiture

Optionee shall maintain the terms of this Agreement and the terms of the Option in strictest confidence and shall not disclose any of such terms to any other person or entity without the prior approval of the Company. Optionee’s failure to comply with this Section 5.3 shall be harmful to the interests of the Company and may result in termination of the Option and forfeiture of any gains or other economic benefit received by Optionee in connection with the Option or upon the receipt or resale of any Common Stock underlying the Option.

Section 5.4 Shares to Be Reserved

The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.5 Sale of Option Shares

Neither this Option nor any of the Option Shares have been registered under the Act or under the securities laws of any state. Until the Option Shares have been registered under the Act and registered and qualified under the securities laws of any state in question, the Corporation shall cause each certificate evidencing any Option Shares to bear the following legend:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

Section 5.6 Notices

Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to him. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.7 Titles

Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.8 Construction

This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

INTERPORE CROSS INTERNATIONAL

NON-QUALIFIED STOCK OPTION AGREEMENT

SIGNATURE PAGE

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

The Musculo-Skeletal Research Foundation		Interpore International, Inc.

By:	/s/ Barton L. Sachs, M.D.	By:	/s/ Richard L. Harrison
	Barton L. Sachs, M.D.		Richard L. Harrison

Its:	President	Its:	CFO & Sr. VP, Finance

752961307
Taxpayer Identification Number

Date of Grant: July 10, 2001

6300 West Parker Road		Expiration Date: July 10, 2006

Plano, TX 75093		Number of Option Shares: 60,000
Address

Purchase Price Per Share: $5.24

Commencement of Exercisability

The Option shall become exercisable in three (3) cumulative installments as follows:

(i) The first installment shall consist of thirty three and 1/3 percent (33 1/3%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option is granted.

(ii) The second installment shall consist of thirty three and 1/3 percent (33 1/3%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option is granted.

(iii) The third installment shall consist of thirty three and 1/3 percent (33 1/3%) of the shares covered by the Option and shall become exercisable on the third anniversary of the date the Option is granted.

END OF DOCUMENT